EXHIBIT 99.1

TSCHOPP, WHITCOMB & ORR, P.A.

Certified Public Accountants

2600 Maitland Center Parkway, Suite 330

Maitland, Florida 32751

Phone (407) 875-2760

Fax: (407) 875-2762

December 10, 2004

Mr. Armand Dauplaise, President

Bio-One Corporation

1630 Winter Springs Blvd.

Winter Springs, Florida 32708

Dear Mr. Dauplaise:

This is to confirm that the client-auditor relationship between Bio-One Corporation (Commission File Number 000-31889) and Tschopp, Whitcomb & Orr, P.A. has ceased. We have read and agree with the revised disclosures in Item 4.01 of the Company’s recently filed Amendment No. 1 to Form 8-K dated November 2, 2004.

Sincerely,

/s/ Tschopp, Whitcomb & Orr, P.A.

Tschopp, Whitcomb & Orr, P.A.

cc: Office of the Chief Accountant

SECPS Letter File

Securities and Exchange Commission

Mail Stop 9-5

450 Fifth Street, NW

Washington, D.C. 20549